UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds SPECIALTY FUNDS Annual Report December 31, 2004
Long-term growth of capital
from portfolios that invest in
a variety of equity securities.

Goldman Sachs Specialty Funds
GOLDMAN SACHS TOLLKEEPER FUND SM
GOLDMAN SACHS CORE SM TAX-MANAGED EQUITY FUND
GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Effective August 1, 2004, the Internet Tollkeeper Fund changed its name to Goldman Sachs Tollkeeper Fund. In conjunction with the name change, the Fund changed its investment focus from equity investments in Internet Tollkeeper companies to Tollkeeper companies. Tollkeepers are high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Please refer to the Prospectus dated April 29, 2004 for more information. NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS TOLLKEEPER FUND[SM]

What Differentiates the Goldman Sachs Tollkeeper Investment Process?

The Goldman Sachs Tollkeeper Fund seeks to provide investors with a unique solution to investing in companies that are well positioned to benefit from the proliferation of technology. The Fund invests in a portfolio of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.

Goldman Sachs' Growth Equity Investment Process

1 STOCK SELECTION

Buy the business:
Invest as though we are actually buying the company, rather than trading its stock

Buy high quality growth businesses:

- Strong brand name
- Dominant market share
- Recurring revenue stream
- Free cash flow generation
- Long product life cycles
- Strong company management

Buy at a discount to the business' true value

2 PORTFOLIO CONSTRUCTION

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team's conviction in the overall business

3 RESULT

Growth stock portfolio that:

- is **strategically positioned** for long-term growth
- has **low turnover** — a result of **bottom-up stock selection** with a focus on **long-term investing**
- is a **high quality portfolio** that is well positioned for **long-term growth**

1

P O R T F O L I O R E S U LT S
Tollkeeper Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Tollkeeper Fund during the one-year reporting period that ended December 31, 2004.
Performance Review
During the one-year period that ended December 31, 2004, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 12.59%, 11.67%, 11.69%, 13.08%, and 12.79%, respectively. These returns compare to the 8.59% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index, over the same time period. The Fund’s outperformance versus the NASDAQ Composite Index was due to overall strong stock selection and sector positioning. In particular, holdings in the Technology and Healthcare sectors enhanced results.
Market Review
Following strong U.S. equity market performance in 2003, the major indices traded in a relatively narrow range until the end of October 2004 when the markets rallied sharply. A major catalyst for the appreciation was President Bush’s re-election. Oil prices were a focal point throughout the year. Although it was volatile, the price of oil ultimately retreated from its record highs and provided a stimulus to the markets late in the year. The U.S. dollar’s weakness captured headlines, as it continued to trade at or near record lows versus the euro. Leading the markets this year were economically sensitive and commodity-based businesses. As such, the strongest performing sectors were Energy, Utilities, and Cyclicals.
Fund Name Change
As explained in the Fund’s semi-annual report to shareholders, effective August 1, 2004, the Goldman Sachs Internet Tollkeeper Fund has changed its name to the Goldman Sachs Tollkeeper Fund. The Fund’s investment focus is on high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Goldman Sachs Asset Management believes that Tollkeeper Fund is a simpler, yet still accurate, way to describe the portfolio’s investment themes. The Fund’s place in the Morningstar “Specialty-Technology” category has not changed.
2

P O R T F O L I O R E S U LT S
Portfolio Positioning
The stocks of high quality Technology companies in the portfolio performed well during the period. Contributors to performance included QUALCOMM, Inc., Dell, Inc., Yahoo!, Inc., and eBay, Inc. QUALCOMM’s stock performed well during 2004. Demand for third-generation wireless capability, which depends largely on the Code-Division Multiple Access (CDMA) technology QUALCOMM licenses, continued to increase. Elsewhere, after a very strong 2003, shares of Crown Castle International Corp. continued to climb in 2004 after it reported tower revenues were up 19% year-over-year and raised 2004 earnings outlook. Crown Castle is the largest firm in the international tower consolidation business. We believe demand for tower space stems from the proliferation of traditional wireless services, such as cellular and personal communication services (PCS), and also from demand for new services, including two-way paging, digital TV, digital radio, and picture messaging.
The portfolio’s exposure to the Media sector was a drag on performance during the year. Clear Channel Communications, Inc. and Viacom, Inc. were weak, as companies exposed to the radio market underperformed. Local radio continued to perform reasonably well, growing revenues by a low single-digit rate over the year. In fact, local radio revenues were flat or up every month in 2004. However, national radio struggled as automotive, retailers, and telecommunications companies spent less money in 2004 in comparison to 2003. This was partially due to structural issues, such as poor automotive sales, but also due to economic reasons, as national advertising tends to be more cyclical.
Portfolio Highlights
Tessera Technologies, Inc. — Tessera Technologies develops semiconductor-packaging technology that meets the demand for miniaturization and increased performance of electronic products. The company licenses their technology to customers, enabling them to produce smaller and faster semiconductors. Tessera’s stock rose to an all-time high during the year after uncertainties lifted surrounding its legal claim on royalties.
Google, Inc. — Google, the online search engine, was a top performer in the portfolio following a successful initial public offering (IPO). The company owns one of the most recognized brands on the Internet, whose name is synonymous with search. Additionally, Google is the dominant beneficiary of secular growth in online advertising, specifically the search market, with a commanding 37% market share and over 50% profit margins.
3

PORTFOLIO RESULTS

- **Time Warner, Inc. —** Time Warner is the second largest cable operator in the U.S. with more than 10 million subscribers. It also maintains some of the most recognizable media brands in the world, including Warner Brothers, HBO, CNN, TBS, Time, Sports Illustrated, and Warner Music. The company generates a significant amount of cash, which it can use to repurchase shares, make acquisitions, or reduce debt.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

January 19, 2005

Sector Allocation (Percentage of Portfolio)

as of 12/31/04


50%
40%
30%
20%
10%
0%
10.1%
22.5%
14.7%
45.4%
7.3%
Internet and Online
Media
Other
Technology
Telecommunications

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements, securities lending collateral and cash).

This Sector Allocation chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

4

FUND BASICS

Tollkeeper Fund

as of December 31, 2004

Assets Under Management

$412.2 Million

Number of Holdings

39

NASDAQ SYMBOLS

Class A Shares

GITAX

Class B Shares

GITBX

Class C Shares

GITCX

Institutional Shares

GITIX

Service Shares

GITSX

PERFORMANCE REVIEW

January 1, 2004–December 31, 2004	Fund Total Return (based on NAV)[1]	NASDAQ Composite Index[2]
Class A	12.59%	8.59%
Class B	11.67	8.59
Class C	11.69	8.59
Institutional	13.08	8.59
Service	12.79	8.59

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	6.35%	6.67%	10.69%	13.08%	12.79%
Five Years	-17.05	-17.07	-16.75	-15.75	-16.14
Since Inception[3] (10/1/99)	-5.20	-5.09	-4.93	-3.79	-4.23

[3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 12/31/04[4]

Holding	% of Net Assets	Line of Business
QUALCOMM, Inc.	6.9%	Networking & Telecommunication Equipment
Crown Castle International Corp.	6.2	Telecommunications
Microsoft Corp.	5.7	Computer Software
Dell, Inc.	5.4	Computer Hardware
Avocent Corp.	5.0	Computer Hardware
Tessera Technologies, Inc.	4.9	Semiconductors/Semiconductor Capital Equipment
Viacom, Inc. Class B	4.0	Broadcasting
Cisco Systems, Inc.	3.7	Networking & Telecommunication Equipment
Cablevision Systems Corp.	3.5	Cable & Entertainment
Univision Communications, Inc.	3.5	Broadcasting

[4] The top 10 holdings may not be representative of the Fund's future investments.

5

GOLDMAN SACHS CORE℠ TAX-MANAGED EQUITY FUND

What Differentiates the Goldman Sachs CORE℠ Tax-Management Process?

In managing money for many of the world's wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs CORE Tax-Managed Equity Fund, investors can access Goldman Sachs' tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs' CORE Tax-Management Investment Process

Goldman Sachs' CORE ("Computer-Optimized, Research-Enhanced") investment process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, the CORE process is enhanced with an additional layer that seeks to maximize after-tax returns.

1 STOCK SELECTION

- Comprehensive
- Rigorous
- Objective
- Extensive
- Fundamental
- Insightful

Advantage: Daily analysis of approximately 3,000 U.S. equity securities using a proprietary model

2 PORTFOLIO CONSTRUCTION

- Benchmark driven
- Sector and size neutral
- Tax optimized

Tax optimization is an additional layer that is built into the existing CORE investment process — **a distinct advantage.** While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of CORE seeks to maximize after-tax returns — **the true objective of every taxable investor.**

Advantage: Value added through stock selection — not market timing, industry rotation or style bias

RESULT

- A fully invested, style-consistent portfolio
- Broad access to the total U.S. equity market
- A consistent goal of maximizing after-tax risk-adjusted returns

6

P O R T F O L I O R E S U LT S
CORE Tax-Managed Equity Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs CORE Tax-Managed Equity Fund during the one-year reporting period that ended December 31, 2004.
Performance Review For the one-year period that ended December 31, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 18.69%, 17.72%, 17.77%, 19.10%, and 18.54%, respectively. These returns compare to the 11.95% cumulative total return of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested).
As these absolute returns indicate, the equity markets continued to rise during the one-year reporting period. The Fund outperformed its benchmark over this period, due to solid returns to the CORE themes, a disciplined approach to security analysis, and rigorous risk management.
In terms of the CORE themes, Valuation and Earnings Quality were the most significant contributors to relative returns, as inexpensive companies with cash-based sources of earnings outperformed their industry counterparts. Momentum, Profitability, and Analyst Sentiment also added value, while Management Impact was only slightly positive.
Stock selection was successful overall, most notably in the Healthcare and Energy sectors. Conversely, Fund holdings in the Consumer Discretionary sector underperformed their benchmark peers for the period, but did little to offset the gains felt elsewhere.
Portfolio Positioning
The CORE Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The benchmark is the Russell 3000 Index, which covers a range of issuers from large- to small-cap stocks. In managing the CORE products, we do not take size or sector bets. Rather, we seek to add value versus the Fund’s benchmark by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values (relative to other stocks in the same industry). We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Our portfolio construction process integrates tax considerations into investment decisions with the goal of maximizing after-tax return.
7

PORTFOLIO RESULTS

In terms of individual stocks, overweights in Pacificare Health Systems, Tesoro Petroleum Corp., and UnitedHealth Group, Inc. were among the biggest positive contributors to relative performance for the period. On the downside, an overweight position in Avnet Inc. and underweight positions in Intel Corp. and Exxon Mobil Corp. were among the biggest detractors from excess returns for the one-year period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, January 19, 2005

Sector Allocation (Percentage of Portfolio)

as of 12/31/04


25%
20%
15%
10%
5%
0%
14.1%
5.8%
7.6%
21.8%
14.2%
10.9%
16.5%
2.3%
4.2%
2.6%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements, securities lending collateral and cash).

This Sector Allocation chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

8

FUND BASICS

CORE Tax-Managed Equity Fund

as of December 31, 2004

Assets Under Management

$94.7 Million

Number of Holdings

145

NASDAQ SYMBOLS

Class A Shares

GCTAX

Class B Shares

GCTBX

Class C Shares

GCTCX

Institutional Shares

GCTIX

Service Shares

GCTSX

PERFORMANCE REVIEW

January 1, 2004–December 31, 2004	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	18.69%	11.95%
Class B	17.72	11.95
Class C	17.77	11.95
Institutional	19.10	11.95
Service	18.54	11.95

[1]The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2]The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	12.17%	12.72%	16.77%	19.10%	18.54%
Since Inception (4/3/00)	-1.96	-1.93	-1.54	-0.38	-0.86

[3]The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 12/31/04[4]

Holding	% of Net Assets	Line of Business
Pfizer, Inc.	2.8%	Pharmaceuticals
Bank of America Corp.	2.6	Banks
Johnson & Johnson	2.6	Pharmaceuticals
International Business Machines Corp.	2.4	Computers & Peripherals
Microsoft Corp	2.1	Software
The Procter & Gamble Co.	2.1	Household Products
Verizon Communications, Inc.	2.0	Diversified Telecommunication Services
Dell, Inc.	2.0	Computers & Peripherals
General Electric Co.	1.7	Industrial Conglomerates
Wachovia Corp.	1.7	Banks

[4]The top 10 holdings may not be representative of the Fund's future investments.

9

F U N D B A S I C S STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/04 Since Inception Class A Shares One Year (4/3/00) Returns before taxes* 12.17% -1.96% Returns after taxes on distributions** 12.06 -2.00 Returns after taxes on distributions 7.98 -1.67 and sale of Fund shares*** The mutual fund industry is required to provide standardized after-tax performance in sales literature for funds that either include other forms of after-tax performance in their sales literature or portray themselves as being managed to limit the effect of taxes on performance. Above are standardized after-tax returns for Class A Shares of the Goldman Sachs CORE Tax-Managed Equity Fund to which the requirement applies. The after-tax returns for Institutional and Service Classes and Class B and Class C Shares will vary.
Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares. The returns are calculated using the applicable historical highest individual federal marginal income tax rates (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. * Returns before taxes do not reflect taxes on distributions on the Fund’s Class A Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you. ** Returns after taxes on distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period. *** Returns after taxes on distributions and sale of Fund shares reflect taxes paid on the Fund’s Class A Shares and taxes applicable when the investment is redeemed (sold) by you.
10

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

What Differentiates the Goldman Sachs Real Estate Investment Process?

The Goldman Sachs Real Estate Securities Strategy seeks to generate long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs). REITs offer daily liquidity, strong historic returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs' Real Estate Investment Process

1 STOCK SELECTION

Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, capital structures, growth prospects and management teams.

Buy at a reasonable price.
We seek to consistently select securities at a discount to the intrinsic value of the business.

Diversification reduces risk.
We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

2 PORTFOLIO CONSTRUCTION

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team's conviction in the overall business

3 RESULT

Real estate securities portfolio that:

- is **strategically positioned** for long-term growth
- has **low turnover** — a result of **bottom-up stock selection** with a focus on **long-term investing**
- is a **high quality portfolio** that is well positioned for **long-term growth**

11

P O R T F O L I O R E S U LT S Real Estate Securities Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the one-year reporting period that ended December 31, 2004. Performance Review Over the one-year period that ended December 31, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 34.28%, 33.24%, 33.26%, 34.76%, and 34.15%, respectively. These returns compare to the 34.79% cumulative total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested), over the same period.
During the fiscal year, the Fund performed largely in line with its benchmark. During the period, stock selection was positive in the Office, Industrial, Retail, and Multi-Family sectors with St. Joe Company and SL Green generating notable returns. Conversely, the Fund’s underweight position in the Retail sector and overweight position in the Office sector detracted from performance.
Real Estate Investment Trust (“REIT”) Market Review The REIT asset class, as measured by the Wilshire Real Estate Securities Index, outperformed the overall stock market, as measured by the S&P 500 Index, for the fifth consecutive year in 2004. Continued interest in the asset class, investors’ search for yield, economic growth, improving real estate fundamentals, and rising real estate values helped fuel returns. The more cyclical property types demonstrated some of the greatest improvement in fundamentals for the year with the Hotel sector leading the group. The Hotel sector returned 51.6% for the year as revenue per available room (REVPAR) and average daily rates (ADRs) continued to grow rapidly, precursors of significant earnings growth. Driven by ongoing strong fundamentals, the Retail sector continued its fourth year of outperformance, returning 41.4%. The Multi-Family sector returned 32.7%, slightly lagging the broader REIT market, but propelled by occupancy gains, particularly in the coastal markets. The Office sector lagged due to continued concern over tenant improvement costs and lower rents on leases being renewed from companies that had originally signed leases 3-5 years ago.
Given the strong returns over the past 5-years, investor concern remains one of valuation. A common debate within the real estate investment community today is whether current valuations have been purely cyclically driven due to low interest rates, or whether a secular shift has occurred, whereby real estate has been permanently re-priced because of perceived lower risk and its acceptance as a core investment. Current REIT valuations are at premium levels. Given pension fund demand for real estate, the maturing of the U.S. economy, and REITs’ enhanced transparency and acceptance, secular proponents argue that real estate values should reflect higher multiples. However, even given this assumption, current pricing still seems above fair value.
12

P O R T F O L I O R E S U LT S Portfolio Positioning The Hotel sector was the strongest performing sector for the year. Hotel companies are trading at good values near replacement costs. The Fund benefited from its overweight position relative to the benchmark, particularly through its exposure to Starwood Hotels & Resorts Worldwide, Inc.
We remained underweight in the Retail sector primarily due to concerns over valuations where, unlike other sectors, retail REITs are trading at near-peak multiples on near-peak earnings. With the possibility of rising interest rates weakening consumer spending and diminishing investment opportunities, retail REITs may find their four-year outperformance record challenged by other sectors. The Fund’s underweight in the sector slightly detracted from performance during the fiscal year. However, stock selection was positive, particularly the Fund’s overweight position in CBL & Associates Properties, Inc.
For the past several years, we held an unfavorable view of the Multi-Family sector based upon three conditions – oversupply, limited demand, and expensive relative valuations. Modestly improving operating fundamentals have given the sector some positive momentum. Partially driven by job growth, the overall occupancy rate improved during the fourth quarter of 2004. As a result, we have been increasing the Fund’s exposure to this sector. The Fund remains underweight the Apartment sector, which contributed positively to relative returns over the period.
The Office sector lagged the Wilshire Real Estate Securities Index, primarily due to continued concern over tenant improvement costs and falling lease renewal rates. The Fund’s overweight to the sector detracted from performance, but stock selection was positive. We remain focused on those companies that have strong management teams, high quality assets, strong capital structures, and favorable geographic exposures primarily in Washington DC, New York, and Southern California.
Portfolio Highlights
ProLogis Trust — ProLogis is a leading provider of distribution facilities and services, with more than 1,970 facilities owned, managed, and under development in 70 markets throughout North America, Europe, and Asia. We believe that Prologis has a talented management team, dominant global platform, and an efficient self-funding, capital recycling business model.
SL Green Realty Corp. — SL Green Realty Corp. owns and operates a portfolio of 28 commercial office buildings with over 17 million square feet, focused in midtown Manhattan. The Company has a strong balance sheet, an excellent management team, and a track record of producing long-term value for its shareholders. With its geographic focus on mid-town Manhattan, one of the strongest office markets in the country, where occupancies and rents are much higher than the national average, SL Green continued to outperform its peers.
13

PORTFOLIO RESULTS

- **Starwood Hotels & Resorts Worldwide, Inc.** — Starwood's focus on the luxury segment within urban markets, its excellent balance sheet, and successful repositioning of the Sheraton brand have contributed to its recent outperformance. New supply in the upscale segment, in which most of Starwood's properties reside, continues to drop.

We remain confident and focused on our fundamental premise that good companies with superior management and strategies will outperform over time. As such, we are comfortable with the current positioning of the Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

January 19, 2005

Sector Allocation (Percentage of Portfolio)

as of 12/31/04


30%
25%
20%
15%
10%
5%
0%
12.4%
10.2%
4.1%
28.8%
11.0%
7.1%
19.4%
0.5%
6.5%
Diversified
Hotel
Industrial
Office
Other
Regional Mall
Residential
Self Storage
Shopping Center

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements, securities lending collateral and cash).

This Sector Allocation chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

14

F U N D B A S I C S Real Estate Securities Fund as of December 31, 2004 Assets Under Management
P E R F O R M A N C E R E V I E W January 1, 2004– Fund Total Return Wilshire Real Estate $555.8 Million December 31, 2004 (based on NAV)[1] Securities Index[2] Class A 34.28% 34.79% Class B 33.24 34.79
Number of Holdings Class C 33.26 34.79 Institutional 34.76 34.79 43 Service 34.15 34.79 [1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
N A S D A Q S Y M B O L S [2] The Wilshire Real Estate Securities Index is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is Class A Shares unmanaged and does not reflect any fees or expenses.
S T A N D A R D I Z E D T O T A L R E T U R N S [3] GREAX For the period ended 12/31/04 Class A Class B Class C Institutional Service
One Year 26.92% 27.85% 32.18% 34.76% 34.15% Class B Shares Five Years 20.64 20.91 21.20 22.53 22.01 Since Inception 14.33 14.50 14.53 15.80 15.30 GREBX (7/27/98) [3] The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a Class C Shares maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge
GRECX is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original Institutional Shares cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not GREIX reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Service Shares T O P 1 0 H O L D I N G S A S O F 1 2 / 3 1 / 0 4 [4] Holding % of Net Assets Line of Business GRESX Starwood Hotels & Resorts Worldwide, Inc. 6.7% Hotels Simon Property Group, Inc. 5.7 Regional Malls ProLogis Trust 5.5 Industrial Vornado Realty Trust 5.1 Diversified Boston Properties, Inc. 4.8 Office Equity Residential Properties Trust 4.6 Residential Trizec Properties, Inc. 4.6 Office General Growth Properties, Inc. 4.5 Regional Malls Kimco Realty Corp. 4.2 Shopping Centers Host Marriott Corp. 3.6 Hotels [4] The top 10 holdings may not be representative of the Fund’s future investments.
An investment in real estate securities is subject to greater price volatility and the special risks associated with direct ownership of real estate. 15

 GOLDMAN SACHS TOLLKEEPER FUNDSM

Performance Summary
December 31, 2004

The following graph shows the value as of December 31, 2004, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class B Shares (with the maximum sales charge of 5.0%). For comparative purposes, the performance of the Fund’s benchmark (the NASDAQ Composite Index) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Institutional and Service Shares will vary from Class B Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Tollkeeper Fund’s Lifetime Performance

Growth of a $10,000 Investment, with dividends reinvested, from October 1, 1999 to December 31, 2004.

Average Annual Total Return through December 31, 2004	Since Inception	Five Years	One Year

Class A (Commenced October 1, 1999)
Excluding sales charges	-4.18%	-16.11%	12.59%
Including sales charges	-5.20%	-17.05%	6.35%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	-4.91%	-16.74%	11.67%
Including contingent deferred sales charges	-5.09%	-17.07%	6.67%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	-4.93%	-16.75%	11.69%
Including contingent deferred sales charges	-4.93%	-16.75%	10.69%

Institutional Class (Commenced October 1, 1999)	-3.79%	-15.75%	13.08%

Service Class (Commenced October 1, 1999)	-4.23%	-16.14%	12.79%

GOLDMAN SACHS TOLLKEEPER FUNDSM

Statement of Investments
December 31, 2004

Shares	Description	Value
Common Stocks – 100.0%

Broadcasting – 14.9%
386,613	Citadel Broadcasting Co.*	$6,255,398
336,184	Clear Channel Communications, Inc.	11,258,802
139,500	Comcast Corp.*	4,581,180
485,500	Univision Communications, Inc.*	14,210,585
449,221	Viacom, Inc. Class B	16,347,152
325,020	Westwood One, Inc.*	8,752,789

		61,405,906

Cable & Entertainment – 4.5%
582,287	Cablevision Systems Corp.*@	14,498,946
118,300	EchoStar Communications Corp.	3,932,292

		18,431,238

Computer Hardware – 12.9%
504,750	Avocent Corp.*	20,452,470
530,590	Dell, Inc.*	22,359,063
696,130	EMC Corp.*	10,351,453

		53,162,986

Computer Services – 2.1%
78,660	First Data Corp.	3,346,197
110,770	NAVTEQ*	5,135,297

		8,481,494

Computer Software – 8.7%
138,160	Electronic Arts, Inc.*	8,521,709
872,270	Microsoft Corp.	23,298,332
152,000	Symantec Corp.*	3,915,520

		35,735,561

Consumer Services – 1.0%
160,180	Ask Jeeves, Inc.*	4,284,815

Drugs & Medicine – 0.5%
159,230	Conor Medsystems, Inc.*@	2,205,336

Hotel & Leisure – 0.9%
149,780	GTECH Holdings Corp.	3,886,791

Household Products – 1.9%
467,041	Salesforce.com, Inc.*@	7,911,675

Internet & Online – 13.3%
235,400	CheckFree Corp.*@	8,964,032
101,900	eBay, Inc.*	11,848,932
60,930	Google, Inc.*@	11,765,583
665,550	Time Warner, Inc.*	12,938,292
240,960	Yahoo!, Inc.*	9,079,373

		54,596,212

Networking & Telecommunication Equipment – 11.8%
800,300	Cisco Systems, Inc.*	15,445,790
76,950	FLIR Systems, Inc.*	4,908,640
666,400	QUALCOMM, Inc.	28,255,360

		48,609,790

Product Goods & Services – 3.0%
402,990	Iron Mountain, Inc.*@	12,287,165

Publishing – 4.2%
203,880	Lamar Advertising Co.*	8,721,986
181,136	The E.W. Scripps Co.	8,745,246

		17,467,232

Semiconductors/ Semiconductor Capital Equipment – 12.0%
198,270	KLA-Tencor Corp.*	9,235,416
358,800	Linear Technology Corp.	13,907,088
171,800	Marvell Technology Group Ltd.*	6,093,746
544,190	Tessera Technologies, Inc.*	20,249,310

		49,485,560

Telecommunications – 8.3%
240,000	ADTRAN, Inc.	4,593,600
1,523,845	Crown Castle International Corp.*	25,356,781
166,200	Sprint Corp.	4,130,070

		34,080,451

TOTAL COMMON STOCKS
(Cost $369,931,877)		$412,032,212

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL (Cost $369,931,877)		$412,032,212

Shares	Description	Value
Securities Lending Collateral – 10.9%

45,251,775	Boston Global Investment Trust – Enhanced Portfolio	$45,251,775
(Cost $45,251,775)

TOTAL INVESTMENTS – 110.9%
(Cost $415,183,652)		$457,283,987

*	Non-income producing security.

@	All or portion of security is on loan.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.       17

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Performance Summary
December 31, 2004

The following graph shows the value as of December 31, 2004, of a $10,000 investment made on April 3, 2000 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/ industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

CORE Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with dividends reinvested, from April 3, 2000 to December 31, 2004.

Average Annual Total Return through December 31, 2004	Since Inception	One Year

Class A (Commenced April 3, 2000)
Excluding sales charges	-0.79%	18.69%
Including sales charges	-1.96%	12.17%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	-1.51%	17.72%
Including contingent deferred sales charges	-1.93%	12.72%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	-1.54%	17.77%
Including contingent deferred sales charges	-1.54%	16.77%

Institutional Class (Commenced April 3, 2000)	-0.38%	19.10%

Service Class (Commenced April 3, 2000)	-0.86%	18.54%

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments
December 31, 2004

Shares	Description	Value

Common Stocks – 99.1%

Aerospace & Defense – 3.2%
9,000	Northrop Grumman Corp.	$489,240
30,200	Raytheon Co.	1,172,666
26,900	The Boeing Co.	1,392,613

		3,054,519

Air Freight & Couriers – 0.5%
5,100	United Parcel Service, Inc. Class B	435,846

Auto Components – 0.5%
49,000	Delphi Corp.	441,980

Automobiles – 0.3%
19,000	Ford Motor Co.	278,160

Banks – 6.3%
53,442	Bank of America Corp.	2,511,240
3,900	Bank of Hawaii Corp.	197,886
2,500	Corus Bankshares, Inc.	120,025
17,200	KeyCorp.	583,080
5,000	Marshall & Ilsley Corp.	221,000
3,900	U.S. Bancorp.	122,148
5,600	UnionBanCal Corp.	361,088
30,300	Wachovia Corp.	1,593,780
6,000	Washington Mutual, Inc.	253,680

		5,963,927

Beverages – 0.2%
9,400	PepsiAmericas, Inc.	199,656

Biotechnology – 4.2%
5,740	Amgen, Inc.*	368,221
26,300	Applera Corp. – Celera Genomics Group*	361,625
19,500	Biogen Idec, Inc.*	1,298,895
13,700	Genentech, Inc.*	745,828
16,600	Kos Pharmaceuticals, Inc.*	624,824
47,100	Millennium Pharmaceuticals, Inc.*	570,852

		3,970,245

Building Products – 0.9%
20,000	USG Corp.*@	805,400

Chemicals – 1.1%
7,176	Monsanto Co.	398,627
16,700	The Lubrizol Corp.	615,562

		1,014,189

Commercial Services & Supplies – 1.1%
37,700	Cendant Corp.	881,426
5,500	Coinstar, Inc.*	147,565

		1,028,991

Communications Equipment – 3.5%
6,200	Juniper Networks, Inc.*	168,578
81,900	Motorola, Inc.	1,408,680
3,300	Plantronics, Inc.	136,851
37,100	QUALCOMM, Inc.	1,573,040

		3,287,149

Computers & Peripherals – 4.5%
44,800	Dell, Inc.*	1,887,872
4,358	Hewlett-Packard Co.	91,387
23,500	International Business Machines Corp.	2,316,630

		4,295,889

Construction & Engineering – 0.2%
4,400	EMCOR Group, Inc.*	198,792

Distributors – 0.6%
8,700	Handleman Co.	186,876
11,100	WESCO International, Inc.*	329,004

		515,880

Diversified Financials – 7.1%
3,800	Advanta Corp. Class B	92,226
9,500	AmeriCredit Corp.*	232,275
13,400	Ameritrade Holding Corp.*	190,548
1,300	Blackrock, Inc.	100,438
26,500	CIT Group, Inc.	1,214,230
13,100	Citigroup, Inc.	631,158
17,000	CompuCredit Corp.*	464,780
4,900	Freddie Mac	361,130
31,100	J.P. Morgan Chase & Co.	1,213,211
8,900	Merrill Lynch & Co., Inc.	531,953
14,100	Moody’s Corp.	1,224,585
8,800	Principal Financial Group	360,272
1,100	The Bear Stearns Companies, Inc.	112,541

		6,729,347

Diversified Telecommunication Services – 3.9%
15,700	SBC Communications, Inc.	404,589
55,200	Sprint Corp.	1,371,720
46,800	Verizon Communications, Inc.	1,895,868

		3,672,177

Electrical Equipment – 0.3%
3,200	A.O. Smith Corp.	95,808
1,800	Brady Corp.	112,626
1,300	Woodward Governor Co.	93,093

		301,527

Electronic Equipment & Instruments – 0.6%
4,200	Anixter International, Inc.	151,158
4,700	Tech Data Corp.*	213,380
7,700	Thermo Electron Corp.*	232,463

		597,001

Electrical Utilities – 2.5%
4,300	Constellation Energy Group, Inc.	187,953
35,600	Edison International	1,140,268
16,000	Entergy Corp.	1,081,440

		2,409,661

The accompanying notes are an integral part of these financial statements.       19

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
December 31, 2004

Shares	Description	Value
Common Stocks – (continued)

Energy Equipment & Services – 1.5%
27,000	Transocean, Inc.*	$1,144,530
11,900	Veritas DGC, Inc.*	266,679

		1,411,209

Food & Drug Retailing – 0.6%
17,800	Longs Drug Stores Corp.	490,746
6,700	Smart & Final, Inc.*	96,413

		587,159

Food Products – 1.9%
37,000	Pilgrim’s Pride Corp.	1,135,160
36,700	Tyson Foods, Inc.	675,280

		1,810,440

Health Care Equipment & Supplies – 0.6%
12,400	Boston Scientific Corp.*	440,820
4,000	Cytyc Corp.*	110,280

		551,100

Health Care Providers & Services – 2.9%
20,700	Pacificare Health Systems*	1,169,964
17,700	UnitedHealth Group, Inc.	1,558,131

		2,728,095

Hotels Restaurants & Leisure – 1.4%
8,500	CEC Entertainment, Inc.*	339,745
11,500	Landry’s Restaurants, Inc.	334,190
11,100	Starbucks Corp.*	692,196

		1,366,131

Household Durables – 1.6%
14,700	American Greetings Corp.	372,645
9,237	Harman International Industries, Inc.	1,173,099

		1,545,744

Household Products – 2.1%
35,800	The Procter & Gamble Co.	1,971,864

Industrial Conglomerates – 3.5%
45,100	General Electric Co.	1,646,150
12,700	Reynolds American, Inc.@	998,220
19,400	Tyco International Ltd.	693,356

		3,337,726

Insurance – 5.2%
850	Alleghany Corp.*	242,462
1,800	American National Insurance	187,488
5,000	LandAmerica Financial Group, Inc.	269,650
17,100	Loews Corp.	1,202,130
18,400	MBIA, Inc.	1,164,352
4,300	MetLife, Inc.	174,193
6,100	Nationwide Financial Services	233,203
24,200	Prudential Financial, Inc.	1,330,032
3,200	Stewart Information Services Corp.	133,280

		4,936,790

Internet & Catalog Retail – 1.8%
9,800	Coldwater Creek, Inc.*	302,526
12,100	eBay, Inc.*	1,406,988

		1,709,514

IT Consulting & Services – 0.3%
12,100	Acxiom Corp.	318,230

Leisure Equipment & Products – 0.3%
4,700	Polaris Industries, Inc.	319,694

Machinery – 0.2%
5,175	Graco, Inc.	193,286

Marine – 0.2%
3,600	Overseas Shipholding Group	198,720

Media – 3.4%
8,732	Comcast Corp.*	290,601
16,400	Hearst-Argyle Television, Inc.	432,632
20,800	Liberty Media International, Inc.*	961,584
42,100	Viacom, Inc. Class B	1,532,019

		3,216,836

Metals & Mining – 0.6%
2,300	International Steel Group, Inc.*	93,288
17,200	Ryerson Tull, Inc.	270,900
1,900	Southern Peru Copper Corp.	89,699
13,200	USEC, Inc.	127,908

		581,795

Multiline Retail – 1.7%
4,000	Federated Department Stores	231,160
7,400	J. C. Penney Co., Inc.	306,360
11,077	Kmart Holding Corp.*	1,096,069

		1,633,589

Oil & Gas – 6.0%
8,280	ConocoPhillips	718,953
24,400	Exxon Mobil Corp.	1,250,744
1,846	Kerr-McGee Corp.	106,680
17,600	Occidental Petroleum Corp.	1,027,136
11,100	Sunoco, Inc.	906,981
30,000	Tesoro Petroleum Corp.*	955,800
16,200	Valero Energy Corp.	735,480

		5,701,774

Paper & Forest Products – 0.6%
3,300	Chesapeake Corp.	89,628
13,700	MeadWestvaco Corp.	464,293

		553,921

Personal Products – 0.9%
2,400	Avon Products, Inc.	92,880
17,300	The Gillette Co.	774,694

		867,574

Pharmaceuticals – 6.5%
3,200	Allergan, Inc.	259,424
38,600	Johnson & Johnson	2,448,012

20      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Pharmaceuticals – (continued)
24,500	Merck & Co., Inc.	$787,430
97,440	Pfizer, Inc.	2,620,162

		6,115,028

Real Estate – 3.1%
23,500	American Home Mortgage Investment Corp.	804,875
2,700	Brookfield Homes Corp.	91,530
6,300	Cousins Properties, Inc.	190,701
41,500	Equity Office Properties Trust	1,208,480
7,500	New Century Financial Corp.	479,325
3,400	ProLogis	147,322

		2,922,233

Road & Rail – 0.7%
14,200	J.B. Hunt Transport Services, Inc.	636,870

Semiconductor Equipment & Products – 2.0%
6,500	Cree, Inc.*	260,520
63,500	Freescale Semiconductor, Inc.*	1,131,570
5,081	Freescale Semiconductor, Inc. Class B*	93,287
14,500	Texas Instruments, Inc.	356,990

		1,842,367

Software – 5.4%
32,400	Autodesk, Inc.	1,229,580
20,100	Computer Associates International, Inc.	624,306
5,000	Inter-Tel, Inc.	136,900
75,700	Microsoft Corp.	2,021,947
4,000	SS&C Technologies, Inc.	82,600
39,400	Symantec Corp.*	1,014,944

		5,110,277

Specialty Retail – 2.3%
32,200	Autonation, Inc.*	618,562
73,000	Circuit City Stores, Inc.	1,141,720
5,000	Hughes Supply, Inc.	161,750
5,900	Stage Stores, Inc.*	244,968

		2,167,000

Wireless Telecommunication Services – 0.3%
1,900	Telephone & Data Systems, Inc.	146,205
3,300	U.S. Cellular Corp.*	147,708

		293,913

TOTAL COMMON STOCKS
(Cost $68,813,225)		$93,829,215

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL
(Cost $68,813,225)		$93,829,215

Shares	Description	Value
Securities Lending Collateral – 1.4%

1,331,200	Boston Global Investment Trust – Enhanced Portfolio	$1,331,200
(Cost $1,331,200)

TOTAL INVESTMENTS – 100.5%
(Cost $70,144,425)		$95,160,415

*	Non-income producing security.

@	All or portion of security is on loan.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

ADDITIONAL INVESTMENT INFORMATION

Futures Contracts — At December 31, 2004, the following futures contracts were open as follows:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Gain

S&P 500 Index	9	March 2005	$546,165	$1,122

The accompanying notes are an integral part of these financial statements.       21

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary
December 31, 2004

The following graph shows the value as of December 31, 2004, of a $10,000 investment made on July 27, 1998 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark (the Wilshire Real Estate Securities Index) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Real Estate Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with dividends reinvested, from July 27, 1998 to December 31, 2004.

Average Annual Total Return through December 31, 2004	Since Inception	Five Years	One Year

Class A (Commenced July 27, 1998)
Excluding sales charges	15.34%	22.03%	34.28%
Including sales charges	14.33%	20.64%	26.92%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	14.50%	21.15%	33.24%
Including contingent deferred sales charges	14.50%	20.91%	27.85%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	14.53%	21.20%	33.26%
Including contingent deferred sales charges	14.53%	21.20%	32.18%

Institutional Class (Commenced July 27, 1998)	15.80%	22.53%	34.76%

Service Class (Commenced July 27, 1998)	15.30%	22.01%	34.15%

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments
December 31, 2004

Shares	Description	Value

Common Stocks – 97.0%

Diversified – 9.5%
356,188	Duke Realty Corp.	$12,160,258
285,656	Liberty Property Trust	12,340,339
369,935	Vornado Realty Trust	28,163,152

		52,663,749

Hotels – 12.5%
119,522	Equity Inns, Inc.	1,403,188
215,999	FelCor Lodging Trust, Inc.*	3,164,385
1,152,919	Host Marriott Corp.	19,945,499
209,633	Innkeepers USA Trust	2,976,789
522,663	Interstate Hotels & Resorts, Inc.*	2,801,474
201,632	MeriStar Hospitality Corp.*	1,683,627
641,344	Starwood Hotels & Resorts Worldwide, Inc.	37,454,489

		69,429,451

Industrial – 8.8%
309,125	AMB Property Corp.	12,485,559
242,435	First Potomac Realty Trust	5,527,518
709,967	ProLogis Trust	30,762,870

		48,775,947

Office – 23.0%
414,694	Boston Properties, Inc.	26,818,261
423,878	Brandywine Realty Trust	12,457,775
439,314	Brookfield Properties Corp.	16,430,344
454,892	Equity Office Properties Trust	13,246,455
244,632	Parkway Properties, Inc.	12,415,074
252,377	Prentiss Properties Trust	9,640,801
187,600	SL Green Realty Corp.	11,359,180
1,345,237	Trizec Properties, Inc.	25,451,884

		127,819,774

Other REIT – 4.2%
132,073	Cendant Corp.	3,087,867
139,812	Gramercy Capital Corp.	2,880,127
122,221	iStar Financial, Inc.	5,531,722
355,257	Spirit Finance Corp.*	4,494,001
116,245	St. Joe Co.	7,462,929

		23,456,646

Regional Malls – 12.7%
178,786	CBL & Associates Properties, Inc.	13,650,311
697,876	General Growth Properties, Inc.	25,235,196
488,138	Simon Property Group, Inc.	31,567,885

		70,453,392

Residential – 14.6%
101,907	Apartment Investment & Management Co.	3,927,496
360,844	Archstone-Smith Trust	13,820,325
186,442	AvalonBay Communities, Inc.	14,039,083
243,275	BRE Properties, Inc.	9,806,415
108,174	Camden Property Trust	5,516,874
712,900	Equity Residential Properties Trust	25,792,722
339,638	United Dominion Realty Trust, Inc.	8,423,022

		81,325,937

Self Storage – 0.5%
159,288	U-Store-It Trust*	2,763,647

Shopping Centers – 11.2%
280,104	Developers Diversified Realty Corp.	12,428,215
401,381	Kimco Realty Corp.	23,276,084
189,493	Kite Realty Group Trust	2,895,453
221,448	Pan Pacific Retail Properties, Inc.	13,884,790
180,418	Regency Centers Corp.	9,995,157

		62,479,699

TOTAL COMMON STOCKS
(Cost $366,683,774)		$539,168,242

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.4%
Joint Repurchase Agreement Account IIΔ
$19,000,000	2.28%	01/03/2005	$19,000,000
Maturity Value: $19,003,610
(Cost $19,000,000)

TOTAL INVESTMENTS – 100.4%
(Cost $385,683,774)			$558,168,242

*	Non-income producing security.

Δ	Joint repurchase agreement was entered into on December 31, 2004.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation: REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Statement of Investments (continued)
December 31, 2004

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II* — At December 31, 2004, the Real Estate Securities Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $19,000,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Barclays Capital PLC	$350,000,000	2.28%	01/03/2005	$350,066,500

Barclays Capital PLC	400,000,000	2.30	01/03/2005	400,076,667

Bear Stearns & Co.	500,000,000	2.29	01/03/2005	500,095,417

Greenwich Capital Markets	400,000,000	2.28	01/03/2005	400,076,000

J.P. Morgan Securities, Inc.	364,100,000	2.28	01/03/2005	364,169,179

Morgan Stanley & Co.	300,000,000	2.27	01/03/2005	300,056,750

UBS Securities LLC	500,000,000	2.26	01/03/2005	500,094,166

UBS Securities LLC	250,000,000	2.28	01/03/2005	250,047,500

Westdeutsche Landesbank AG	400,000,000	2.28	01/03/2005	400,076,000

TOTAL	$3,464,100,000			$3,464,758,179

*	At December 31, 2004, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 4.52%, due 03/30/2006 to 08/10/2010; Federal Home Loan Mortgage Association, 0.00% to 11.75%, due 02/01/2005 to 11/01/2035; Federal National Mortgage Association, 0.00% to 11.00%, due 12/15/2005 to 01/01/2035 and Government National Mortgage Association, 6.00%, due 12/15/2033.

24      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

Statements of Assets and Liabilities
December 31, 2004

	Tollkeeper	CORE Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Assets:

Investment in securities, at value (identified cost $369,931,877, $68,813,225 and $385,683,774, respectively)	$412,032,212	$93,829,215	$558,168,242
Securities lending collateral, at value	45,251,775	1,331,200	—
Cash(a)	74,579	328,651	8,556
Receivables:
Fund shares sold	660,180	495,013	3,661,480
Dividends and interest	123,349	88,162	2,848,626
Investment securities sold	2,109,811	—	30,657
Variation margin	—	205,716	—
Reimbursement from adviser	—	30,552	46,191
Securities lending income	10,906	2,254	221

Total assets	460,262,812	96,310,763	564,763,973

Liabilities:

Payables:
Payable upon return of securities loaned	45,251,775	1,331,200	—
Investment securities purchased	—	—	8,120,447
Fund shares repurchased	1,962,493	87,851	183,698
Amounts owed to affiliates	661,805	120,174	604,977
Accrued expenses	151,746	80,158	98,545

Total liabilities	48,027,819	1,619,383	9,007,667

Net Assets:

Paid-in capital	1,802,928,095	114,837,843	370,923,122
Accumulated undistributed net investment income	91,188	—	548,335
Accumulated net realized gain (loss) on investment and futures related transactions	(1,432,884,625)	(45,163,575)	11,800,381
Net unrealized gain on investments and futures	42,100,335	25,017,112	172,484,468

NET ASSETS	$412,234,993	$94,691,380	$555,756,306

Net asset value, offering and redemption price per share:(b)
Class A	$7.87	$9.56	$17.29
Class B	$7.56	$9.30	$17.34
Class C	$7.55	$9.28	$17.22
Institutional	$8.04	$9.70	$17.34
Service	$7.85	$9.54	$17.37

Shares Outstanding:
Class A	20,090,608	4,197,710	16,073,845
Class B	21,618,837	2,946,365	1,409,888
Class C	10,484,632	2,417,480	1,069,233
Institutional	1,407,984	430,770	13,410,879
Service	15,406	58,014	143,693

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	53,617,467	10,050,339	32,107,538

(a)	Includes restricted cash of $192,000 for the CORE Tax-Managed Equity Fund relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Tollkeeper, CORE Tax-Managed Equity and Real Estate Securities Funds is $8.33, $10.12 and $18.30, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIALTY FUNDS

Statements of Operations
For the Year Ended December 31, 2004

	Tollkeeper	CORE Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Investment income:

Dividends(a)	$3,923,919	$1,598,432	$14,147,486
Interest (including securities lending income of $70,892, $13,466 and $25,260, respectively)	110,318	18,161	250,875

Total income	4,034,237	1,616,593	14,398,361

Expenses:

Management fees	4,284,200	656,290	4,279,291
Distribution and Service fees(b)	2,919,655	570,740	1,110,027
Transfer Agent fees(b)	790,245	161,119	551,143
Custody and accounting fees	109,549	105,610	119,307
Registration fees	81,773	66,535	92,521
Printing fees	109,405	64,274	62,613
Professional fees	48,295	49,788	50,119
Trustee fees	14,437	14,437	14,437
Service share fees	533	3,656	5,763
Other	152,965	35,918	47,302

Total expenses	8,511,057	1,728,367	6,332,523

Less — expense reductions	(260,509)	(316,354)	(579,427)

Net expenses	8,250,548	1,412,013	5,753,096

NET INVESTMENT INCOME (LOSS)	(4,216,311)	204,580	8,645,265

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized gain from:
Investment transactions	5,304,459	11,669,808	43,323,320
Futures transactions	—	136,407	—
Net change in unrealized gain (loss) on:
Investments	44,273,362	2,940,928	82,499,160
Futures	—	(1,051)	—

Net realized and unrealized gain on investment and futures transactions	49,577,821	14,746,092	125,822,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,361,510	$14,950,672	$134,467,745

(a)	For the Real Estate Securities Fund foreign taxes withheld on dividends was $39,145.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Tollkeeper	$402,065	$1,691,996	$825,594	$305,569	$321,479	$156,863	$6,292	$42
CORE Tax-Managed Equity	90,013	263,454	217,273	68,410	50,056	41,282	1,078	293
Real Estate Securities	747,795	208,910	153,322	412,473	39,693	29,131	69,385	461

26     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

Statements of Changes in Net Assets

	Tollkeeper Fund		CORE Tax-Managed Equity Fund

	For the year ended December 31,		For the year ended December 31,

	2004	2003	2004	2003

From operations:

Net investment income (loss)	$(4,216,311)	$(7,528,302)	$204,580	$(116,056)
Net realized gain (loss) on investment and futures transactions	5,304,459	(103,855,896)	11,806,215	3,227,578
Net change in unrealized gain on investments and futures	44,273,362	274,733,132	2,939,877	18,378,900

Net increase in net assets resulting from operations	45,361,510	163,348,934	14,950,672	21,490,422

Distributions to shareholders:

From net investment income
Class A Shares	—	—	(169,561)	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	(33,549)	—
Service Shares	—	—	(830)	—

Total distributions to shareholders	—	—	(203,940)	—

From share transactions:

Proceeds from sales of shares	33,998,390	93,905,961	11,521,289	5,466,946
Reinvestment of dividends and distributions	—	—	165,474	—
Cost of shares repurchased	(157,851,288)	(158,593,795)	(20,597,534)	(28,483,771)

Net decrease in net assets resulting from share transactions	(123,852,898)	(64,687,834)	(8,910,771)	(23,016,825)

TOTAL INCREASE (DECREASE)	(78,491,388)	98,661,100	5,835,961	(1,526,403)

Net assets:

Beginning of year	490,726,381	392,065,281	88,855,419	90,381,822

End of year	$412,234,993	$490,726,381	$94,691,380	$88,855,419

Accumulated undistributed net investment income	$91,188	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS SPECIALTY FUNDS

Statements of Changes in Net Assets

	Real Estate Securities Fund

	For the year ended December 31,

	2004	2003

From operations:

Net investment income (loss)	$8,645,265	$9,084,122
Net realized gain (loss) on investment and futures transactions	43,323,320	7,600,230
Net change in unrealized gain on investments and futures	82,499,160	72,288,220

Net increase in net assets resulting from operations	134,467,745	88,972,572

Distributions to shareholders:

From net investment income
Class A Shares	(4,852,231)	(5,027,516)
Class B Shares	(338,690)	(440,441)
Class C Shares	(250,233)	(295,854)
Institutional Shares	(4,545,880)	(3,690,832)
Service Shares	(23,086)	(1,379)
From net realized gain
Class A Shares	(15,772,480)	(2,096,286)
Class B Shares	(1,382,252)	(223,472)
Class C Shares	(1,047,981)	(154,146)
Institutional Shares	(13,057,228)	(1,396,577)
Service Shares	(134,542)	(720)

Total distributions to shareholders	(41,404,603)	(13,327,223)

From share transactions:

Proceeds from sales of shares	226,262,842	219,256,817
Reinvestment of dividends and distributions	35,553,925	10,699,302
Cost of shares repurchased	(147,265,494)	(181,096,665)

Net increase in net assets resulting from share transactions	114,551,273	48,859,454

TOTAL INCREASE	207,614,415	124,504,803

Net assets:

Beginning of year	348,141,891	223,637,088

End of year	$555,756,306	$348,141,891

Accumulated undistributed net investment income	$548,335	$410,971

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements
December 31, 2004

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”) (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Tollkeeper Fund (formerly Goldman Sachs Internet Tollkeeper Fund), Goldman Sachs CORESM Tax-Managed Equity Fund and Goldman Sachs Real Estate Securities Fund (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Effective August 1, 2004, the Goldman Sachs Internet Tollkeeper Fund changed its name to Goldman Sachs Tollkeeper Fund. In conjunction with the name change, the Fund changed its investment focus from equity investments in Internet Tollkeeper companies to Tollkeeper companies. Tollkeepers are high quality technology, media or service companies that adopt or use technology to improve cost structure, revenue opportunities or competitive advantage.
     The Real Estate Securities Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Real Estate Securities Fund and annually for the Tollkeeper and CORESM Tax-Managed Equity Funds. Capital gains distributions, if any, are declared and paid annually for all funds.

     The characterization of distributions to shareholders is determined in accordance with Federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital.
     In addition, distributions paid by the Real Estate Securities Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Real Estate Securities Fund as a reduction of the

 GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements (continued)
December 31, 2004

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”)

GOLDMAN SACHS SPECIALTY FUNDS

3. AGREEMENTS (continued)
computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets. Effective June 1, 2004, GSAM voluntarily agreed to waive a portion of the Management fee equal to 0.05% of the CORESM Tax-Managed Equity Fund’s average daily net assets.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees and expenses, litigation and indemnification costs, taxes, interest, brokerage commissions, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annualized basis, a percentage rate of the average daily net assets of each Fund.
     For the year ended December 31, 2004, the Funds’ Management Fees and Other Expense limitations as an annual percentage rate of average daily net assets are as follows:

	Management Fee

	Contractual	Waiver	Other
	Annual	Annual	Expense
Fund	Rate	Rate	Limit

Tollkeeper	1.00%	—%	0.064%

CORESM Tax-Managed Equity	0.75	0.05	0.054

Real Estate Securities	1.00	—	0.004

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B and Class C Shares for the Tollkeeper, CORESM Tax-Managed Equity and Real Estate Securities Funds. Additionally, for the Real Estate Securities Fund, prior to June 1, 2004 Goldman Sachs and /or Authorized Dealers were entitled to receive under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributed to Class A Shares. Additionally, prior to June 1, 2004 Goldman Sachs had voluntarily agreed to waive a portion of the Distribution and Service fees equal, on an annual basis, to 0.25% of the average daily net assets attributable to Class A Shares of the Real Estate Securities Fund.

     Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2004, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Tollkeeper	$22,000	$2,100	$300

CORESM Tax-Managed Equity	10,400	—	—

Real Estate Securities	77,400	400	100

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and

 GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements (continued)
December 31, 2004

3. AGREEMENTS (continued)
Shareholder Administration Plan provide for compensation to the service organizations in an amount up to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset of the Service Shares.
     For the year ended December 31, 2004, GSAM has voluntarily agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. Goldman Sachs as Transfer Agent, voluntarily made a payment to the Funds related to certain earnings credits that reduce transfer agent fees. For the year ended December 31, 2004, expense reductions were as follows (in thousands):

	Management Fee	Distribution Fee	Other Expense	Transfer Agent	Custody	Total Expense
Fund	Waiver	Waiver	Reimbursement	Credit	Fee Reduction	Reduction

Tollkeeper	$—	$—	$243	$17	$1	$261

CORESM Tax-Managed Equity	25	—	289	1	1	316

Real Estate Securities	—	205	369	3	2	579

     At December 31, 2004, the amounts owed to affiliates were as follows (in thousands):

				Over
	Management	Distribution and	Transfer	Reimbursement of
Fund	Fees	Service Fees	Agent Fees	“Other Expenses”	Total

Tollkeeper	$352	$241	$65	$4	$662

CORESM Tax-Managed Equity	56	50	14	—	120

Real Estate Securities	455	92	58	—	605

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2004, were as follows:

Fund	Purchases	Sales and Maturities

Tollkeeper	$159,549,020	$288,805,726

CORESM Tax-Managed Equity	88,751,269	97,686,527

Real Estate Securities	207,342,120	124,065,690

     For the year ended December 31, 2004, Goldman Sachs earned approximately $9,200 and $35,500 in brokerage commissions from portfolio transactions, including futures, executed on behalf of the CORESM Tax-Managed Equity and Real Estate Securities Funds, respectively. Goldman Sachs did not earn brokerage commissions from the Tollkeeper Fund for the year ended December 31, 2004.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

GOLDMAN SACHS SPECIALTY FUNDS

5. SECURITIES LENDING (continued)

     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended December 31, 2004, are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of or for the year ended December 31, 2004:

			Earnings of BGA		Amount Payable to
			Relating to	Earnings Received	Goldman Sachs
	Market Value of	Cash Collateral	Securities	From Lending to	Upon Return of
	Securities on loan	Received for Loans	Loaned for the	Goldman Sachs for	Securities Loaned
	as of	Outstanding as of	Year Ended	the Year Ended	as of
Fund	December 31, 2004	December 31, 2004	December 31, 2004	December 31, 2004	December 31, 2004

Tollkeeper	$43,861,367	$45,251,775	$12,510	$17,776	$1,921,650

CORESM Tax-Managed Equity	1,291,750	1,331,200	2,376	1,178	—

Real Estate Securities	—	—	4,457	—	—

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% (400% prior to May 26, 2004) of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended December 31, 2004, the Funds did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

     The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

		CORESM Tax-
		Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Distributions paid from:
Ordinary income	$—	$203,940	$10,678,799
Net long-term capital gains	—	—	30,725,804

Total taxable distributions	$—	$203,940	$41,404,603

     The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

		CORESM Tax-
		Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Distributions paid from:
Ordinary income	$—	$—	$9,386,465
Net long-term capital gains	—	—	3,940,758

Total taxable distributions	$—	$—	$13,327,223

 GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements (continued)

December 31, 2004

7. ADDITIONAL TAX INFORMATION (continued)

     As of December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

		CORE Tax-Managed	Real Estate
	Tollkeeper Fund	Fund	Securities Fund

Undistributed ordinary income — net	$—	$—	$1,195,399
Undistributed long-term capital gains	—	—	11,402,777

Total undistributed earnings	$—	$—	$12,598,176

Capital loss carryforward:
Expiring 2009	(812,803,859)	(24,203,867)	—
Expiring 2010	(476,361,177)	(20,748,975)	—
Expiring 2011	(137,998,151)	(209,608)	—
Expiring 2012	(1,145,651)	—	—

Total capital loss carryforward	(1,428,308,838)	(45,162,450)	—
Timing differences (post October loss)	(413,420)	—	457,785
Unrealized gains (losses) — net	38,029,156	25,015,987	171,777,223

Total accumulated earnings (losses) — net	$(1,390,693,102)	$(20,146,463)	$184,833,184

     At December 31, 2004, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		CORE Tax-Managed	Real Estate
	Tollkeeper Fund	Fund	Securities Fund

Tax Cost	$419,254,831	$70,144,428	$386,391,019

Gross Unrealized Gain	90,051,781	25,231,097	171,777,223
Gross Unrealized Loss	(52,022,625)	(215,110)	—

Net unrealized security gain	$38,029,156	$25,015,987	$171,777,223

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and the recognition of gains on appreciated stock for tax purposes.

8. CERTAIN RECLASSIFICATIONS

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of real estate investment trusts and net operating losses.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in Capital	Gain (Loss)	Income

Tollkeeper	$(4,363,665)	$56,166	$4,307,499

CORE Tax-Managed Equity	640	—	(640)

Real Estate Securities	—	(1,502,219)	1,502,219

GOLDMAN SACHS SPECIALTY FUNDS

9. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSAM, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The amended complaint alleges violations of the Act, the Investment Advisers Act of 1940 and New York General Business Law. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The consolidated and amended complaint also alleges GSAM used 12b-1 fees for improper purposes and made improper use of soft dollars. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

 GOLDMAN SACHS SPECIALTY FUNDS

Notes to Financial Statements (continued)
December 31, 2004

10. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended December 31, 2004 is as follows:

			CORESM Tax-Managed Equity
	Tollkeeper Fund		Fund		Real Estate Securities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,791,149	$26,708,126	684,187	$6,057,105	7,104,763	$107,371,884
Shares converted from Class B(a)	10,714	77,615	10,986	102,852	660	10,210
Reinvestment of dividends and distributions	—	—	16,537	154,125	1,083,933	17,676,261
Shares repurchased	(9,591,841)	(67,501,920)	(920,988)	(7,997,534)	(5,644,763)	(83,721,355)

	(5,789,978)	(40,716,179)	(209,278)	(1,683,452)	2,544,593	41,337,000

Class B Shares
Shares sold	315,608	2,175,857	124,580	1,043,585	320,152	4,901,517
Shares converted to Class A(a)	(11,131)	(77,615)	(11,287)	(102,852)	(660)	(10,210)
Reinvestment of dividends and distributions	—	—	—	—	87,357	1,435,131
Shares repurchased	(6,679,013)	(45,462,651)	(545,209)	(4,542,347)	(401,987)	(6,020,146)

	(6,374,536)	(43,364,409)	(431,916)	(3,601,614)	4,862	306,292

Class C Shares
Shares sold	381,690	2,599,057	233,592	1,953,407	256,415	3,859,628
Reinvestment of dividends and distributions	—	—	—	—	65,612	1,070,049
Shares repurchased	(3,620,229)	(24,657,529)	(713,418)	(5,940,072)	(237,177)	(3,563,578)

	(3,238,539)	(22,058,472)	(479,826)	(3,986,665)	84,850	1,366,099

Institutional Shares
Shares sold	285,519	2,062,277	281,892	2,455,088	7,084,204	107,671,204
Reinvestment of dividends and distributions	—	—	1,200	11,349	937,796	15,331,660
Shares repurchased	(2,771,284)	(19,831,439)	(195,196)	(1,688,596)	(3,556,609)	(53,530,569)

	(2,485,765)	(17,769,162)	87,896	777,841	4,465,391	69,472,295

Service Shares
Shares sold	59,101	411,793	1	9	158,074	2,451,706
Reinvestment of dividends and distributions	—	—	—	—	2,470	40,824
Shares repurchased	(50,577)	(356,469)	(48,244)	(416,890)	(26,079)	(422,943)

	8,524	55,324	(48,243)	(416,881)	134,465	2,069,587

NET INCREASE (DECREASE)	(17,880,294)	$(123,852,898)	(1,081,367)	$(8,910,771)	7,234,161	$114,551,273

(a)	Class B Shares will automatically convert into Class A at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended December 31, 2003 is as follows:

			CORESM Tax-Managed Equity
	Tollkeeper Fund		Fund		Real Estate Securities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,612,133	$69,281,237	360,624	$2,447,954	13,865,162	$164,389,297
Reinvestment of dividends and distributions	—	—	—	—	470,684	5,814,245
Shares repurchased	(17,394,722)	(96,549,323)	(2,020,330)	(13,600,818)	(12,537,256)	(145,576,592)

	(4,782,589)	(27,268,086)	(1,659,706)	(11,152,864)	1,798,590	24,626,950

Class B Shares
Shares sold	1,109,969	6,207,948	160,332	1,106,535	460,212	5,559,134
Reinvestment of dividends and distributions	—	—	—	—	41,958	518,520
Shares repurchased	(6,082,352)	(34,384,442)	(687,846)	(4,594,958)	(445,757)	(5,274,182)

	(4,972,383)	(28,176,494)	(527,514)	(3,488,423)	56,413	803,472

Class C Shares
Shares sold	1,996,875	10,557,688	250,108	1,671,251	263,160	3,276,926
Reinvestment of dividends and distributions	—	—	—	—	30,293	371,830
Shares repurchased	(4,274,112)	(23,362,395)	(885,322)	(6,086,388)	(172,462)	(2,046,527)

	(2,277,237)	(12,804,707)	(635,214)	(4,415,137)	120,991	1,602,229

Institutional Shares
Shares sold	1,315,962	7,858,220	35,435	223,206	3,721,790	45,932,976
Reinvestment of dividends and distributions	—	—	—	—	323,077	3,992,614
Shares repurchased	(697,402)	(4,252,295)	(619,176)	(4,106,332)	(2,377,723)	(28,184,538)

	618,560	3,605,925	(583,741)	(3,883,126)	1,667,144	21,741,052

Service Shares
Shares sold	190	868	2,933	18,000	7,428	98,484
Reinvestment of dividends and distributions	—	—	—	—	166	2,093
Shares repurchased	(8,763)	(45,340)	(13,417)	(95,275)	(1,247)	(14,826)

	(8,573)	(44,472)	(10,484)	(77,275)	6,347	85,751

NET INCREASE (DECREASE)	(11,422,222)	$(64,687,834)	(3,416,659)	$(23,016,825)	3,649,485	$48,859,454

 GOLDMAN SACHS TOLLKEEPER FUNDSM

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
	Net asset				Distributions	Net asset
	value,	Net	Net realized	Total from	to shareholders	value,
	beginning	investment	and unrealized	investment	from net	end of	Total
Year - Share Class	of year	loss(b)	gain (loss)	operations	realized gains	year	return(a)

FOR THE YEARS ENDED DECEMBER 31,

2004 - A	$6.99	$(0.04)	$0.92	$0.88	$—	$7.87	12.59%
2004 - B	6.77	(0.09)	0.88	0.79	—	7.56	11.67
2004 - C	6.76	(0.09)	0.88	0.79	—	7.55	11.69
2004 - Institutional	7.11	(0.02)	0.95	0.93	—	8.04	13.08
2004 - Service	6.96	(0.04)	0.93	0.89	—	7.85	12.79

2003 - A	4.80	(0.08)	2.27	2.19	—	6.99	45.63
2003 - B	4.68	(0.12)	2.21	2.09	—	6.77	44.66
2003 - C	4.67	(0.12)	2.21	2.09	—	6.76	44.75
2003 - Institutional	4.86	(0.05)	2.30	2.25	—	7.11	46.30
2003 - Service	4.78	(0.08)	2.26	2.18	—	6.96	45.61

2002 - A	7.91	(0.08)	(3.03)	(3.11)	—	4.80	(39.32)
2002 - B	7.77	(0.12)	(2.97)	(3.09)	—	4.68	(39.77)
2002 - C	7.77	(0.12)	(2.98)	(3.10)	—	4.67	(39.90)
2002 - Institutional	7.98	(0.06)	(3.06)	(3.12)	—	4.86	(39.10)
2002 - Service	7.89	(0.09)	(3.02)	(3.11)	—	4.78	(39.42)

2001 - A	11.90	(0.13)	(3.86)	(3.99)	—	7.91	(33.53)
2001 - B	11.79	(0.20)	(3.82)	(4.02)	—	7.77	(34.10)
2001 - C	11.78	(0.20)	(3.81)	(4.01)	—	7.77	(34.04)
2001 - Institutional	11.97	(0.09)	(3.90)	(3.99)	—	7.98	(33.33)
2001 - Service	11.88	(0.13)	(3.86)	(3.99)	—	7.89	(33.59)

2000 - A	19.25	(0.20)	(6.94)	(7.14)	(0.21)	11.90	(37.24)
2000 - B	19.20	(0.33)	(6.87)	(7.20)	(0.21)	11.79	(37.65)
2000 - C	19.19	(0.33)	(6.87)	(7.20)	(0.21)	11.78	(37.67)
2000 - Institutional	19.25	(0.13)	(6.94)	(7.07)	(0.21)	11.97	(36.88)
2000 - Service	19.23	(0.21)	(6.93)	(7.14)	(0.21)	11.88	(37.28)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUNDSM

			Ratios assuming no
			expense reductions

Net assets		Ratio of		Ratio of
at end of	Ratio of net	net investment	Ratio of total	net investment	Portfolio
year	expenses to	loss to	expenses to	loss to	turnover
(in 000s)	average net assets	average net assets	average net assets	average net assets	rate

$158,079	1.50%	(0.55)%	1.56%	(0.61)%	37%
163,502	2.25	(1.31)	2.31	(1.37)	37
79,210	2.25	(1.31)	2.31	(1.37)	37
11,323	1.10	(0.31)	1.16	(0.37)	37
121	1.60	(0.57)	1.66	(0.63)	37

180,819	1.50	(1.30)	1.55	(1.35)	27
189,420	2.25	(2.04)	2.30	(2.09)	27
92,752	2.25	(2.04)	2.30	(2.09)	27
27,687	1.10	(0.89)	1.15	(0.94)	27
48	1.60	(1.39)	1.65	(1.44)	27

147,055	1.51	(1.46)	1.56	(1.51)	28
154,251	2.26	(2.21)	2.31	(2.26)	28
74,765	2.26	(2.21)	2.31	(2.26)	28
15,920	1.11	(1.06)	1.16	(1.11)	28
74	1.61	(1.56)	1.66	(1.61)	28

325,639	1.50	(1.37)	1.50	(1.37)	24
345,170	2.25	(2.12)	2.25	(2.12)	24
173,860	2.25	(2.12)	2.25	(2.12)	24
56,030	1.10	(0.97)	1.10	(0.97)	24
309	1.60	(1.40)	1.60	(1.40)	24

664,994	1.50	(1.13)	1.50	(1.13)	82
621,790	2.25	(1.88)	2.25	(1.88)	82
339,431	2.25	(1.88)	2.25	(1.88)	82
104,631	1.10	(0.74)	1.10	(0.74)	82
566	1.60	(1.29)	1.60	(1.29)	82

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net	Net asset
	beginning	income	and unrealized	investment	investment	value, end	Total
Year - Share Class	of period	(loss)(c)	gain (loss)	operations	income	of period	return(a)

FOR THE YEARS ENDED DECEMBER 31,

2004 - A	$8.09	$0.06	$1.45	$1.51	$(0.04)	$9.56	18.69%
2004 - B	7.90	(0.01)	1.41	1.40	—	9.30	17.72
2004 - C	7.88	(0.01)	1.41	1.40	—	9.28	17.77
2004 - Institutional	8.21	0.10	1.47	1.57	(0.08)	9.70	19.10
2004 - Service	8.06	0.05	1.44	1.49	(0.01)	9.54	18.54

2003 - A	6.27	0.02	1.80	1.82	—	8.09	29.03
2003 - B	6.16	(0.03)	1.77	1.74	—	7.90	28.25
2003 - C	6.15	(0.03)	1.76	1.73	—	7.88	28.13
2003 - Institutional	6.33	0.05	1.83	1.88	—	8.21	29.70
2003 - Service	6.24	0.01	1.81	1.82	—	8.06	29.17

2002 - A	7.92	0.01	(1.66)	(1.65)	—	6.27	(20.83)
2002 - B	7.84	(0.04)	(1.64)	(1.68)	—	6.16	(21.43)
2002 - C	7.82	(0.04)	(1.63)	(1.67)	—	6.15	(21.36)
2002 - Institutional	7.96	0.04	(1.67)	(1.63)	—	6.33	(20.48)
2002 - Service	7.90	— (d)	(1.66)	(1.66)	—	6.24	(21.01)

2001 - A	8.93	— (d)	(0.99)	(0.99)	(0.02)	7.92	(11.03)
2001 - B	8.89	(0.06)	(0.99)	(1.05)	—	7.84	(11.78)
2001 - C	8.88	(0.06)	(0.99)	(1.05)	(0.01)	7.82	(11.85)
2001 - Institutional	8.96	0.03	(1.00)	(0.97)	(0.03)	7.96	(10.78)
2001 - Service	8.93	(0.01)	(0.99)	(1.00)	(0.03)	7.90	(11.15)
FOR THE PERIOD ENDED DECEMBER 31,

2000 - A (commenced April 3)	10.00	0.04	(1.11)	(1.07)	—	8.93	(10.70)
2000 - B (commenced April 3)	10.00	— (d)	(1.11)	(1.11)	—	8.89	(11.10)
2000 - C (commenced April 3)	10.00	— (d)	(1.12)	(1.12)	—	8.88	(11.20)
2000 - Institutional (commenced April 3)	10.00	0.13	(1.17)	(1.04)	—	8.96	(10.40)
2000 - Service (commenced April 3)	10.00	0.06	(1.13)	(1.07)	—	8.93	(10.70)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

					Ratios assuming no
					expense reductions

			Ratio of				Ratio of
Net assets	Ratio of		net investment		Ratio of		net investment
at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$40,125	1.21%		0.64%		1.57%		0.28%		102%
27,405	1.96		(0.12)		2.32		(0.48)		102
22,431	1.96		(0.12)		2.32		(0.48)		102
4,177	0.81		1.16		1.17		0.80		102
553	1.31		0.50		1.67		0.14		102

35,664	1.25		0.25		1.57		(0.07)		73
26,689	2.00		(0.50)		2.32		(0.82)		73
22,832	2.00		(0.50)		2.32		(0.82)		73
2,814	0.85		0.65		1.17		0.33		73
856	1.35		0.15		1.67		(0.17)		73

38,013	1.26		0.11		1.48		(0.11)		81
24,066	2.01		(0.64)		2.23		(0.86)		81
21,711	2.01		(0.64)		2.23		(0.86)		81
5,863	0.86		0.52		1.08		0.30		81
729	1.36		0.03		1.58		(0.19)		81

62,896	1.24		—		1.45		(0.20)		102
37,711	1.99		(0.74)		2.20		(0.95)		102
33,089	1.99		(0.74)		2.20		(0.95)		102
9,933	0.84		0.42		1.05		0.21		102
723	1.34		(0.09)		1.55		(0.30)		102

64,396	1.24	(b)	0.63	(b)	2.03	(b)	(0.16	)(b)	77
34,538	1.99	(b)	(0.03	)(b)	2.78	(b)	(0.82	)(b)	77
25,640	1.99	(b)	(0.05	)(b)	2.78	(b)	(0.84	)(b)	77
11,787	0.84	(b)	1.87	(b)	1.63	(b)	1.08	(b)	77
533	1.34	(b)	0.94	(b)	2.13	(b)	0.15	(b)	77

 GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net	From tax
	beginning	investment	and unrealized	investment	investment	realized	return of	Total
Year - Share Class	of year	income(b)	gain (loss)	operations	income	gains	capital	distributions

FOR THE YEARS ENDED DECEMBER 31,

2004 - A	$13.98	$0.29	$4.39	$4.68	$(0.34)	$(1.03)	$—	$(1.37)
2004 - B	14.04	0.17	4.40	4.57	(0.24)	(1.03)	—	(1.27)
2004 - C	13.95	0.17	4.38	4.55	(0.25)	(1.03)	—	(1.28)
2004 - Institutional	14.02	0.35	4.40	4.75	(0.40)	(1.03)	—	(1.43)
2004 - Service	14.05	0.33	4.35	4.68	(0.33)	(1.03)	—	(1.36)

2003 - A	10.53	0.41	3.63	4.04	(0.43)	(0.16)	—	(0.59)
2003 - B	10.57	0.31	3.66	3.97	(0.34)	(0.16)	—	(0.50)
2003 - C	10.51	0.31	3.63	3.94	(0.34)	(0.16)	—	(0.50)
2003 - Institutional	10.55	0.46	3.65	4.11	(0.48)	(0.16)	—	(0.64)
2003 - Shares	10.57	0.47	3.59	4.06	(0.42)	(0.16)	—	(0.58)

2002 - A	10.85	0.46	(0.14)	0.32	(0.31)	(0.27)	(0.06)	(0.64)
2002 - B	10.90	0.40	(0.16)	0.24	(0.24)	(0.27)	(0.06)	(0.57)
2002 - C	10.84	0.39	(0.16)	0.23	(0.23)	(0.27)	(0.06)	(0.56)
2002 - Institutional	10.87	0.51	(0.14)	0.37	(0.36)	(0.27)	(0.06)	(0.69)
2002 - Service	10.90	0.42	(0.11)	0.31	(0.31)	(0.27)	(0.06)	(0.64)

2001 - A	11.00	0.37	0.34	0.71	(0.39)	(0.47)	—	(0.86)
2001 - B	11.05	0.30	0.34	0.64	(0.32)	(0.47)	—	(0.79)
2001 - C	10.98	0.30	0.35	0.65	(0.32)	(0.47)	—	(0.79)
2001 - Institutional	11.03	0.41	0.34	0.75	(0.44)	(0.47)	—	(0.91)
2001 - Service	11.04	0.37	0.34	0.71	(0.38)	(0.47)	—	(0.85)

2000 - A	8.68	0.44	2.28	2.72	(0.36)	—	(0.04)	(0.40)
2000 - B	8.73	0.40	2.27	2.67	(0.31)	—	(0.04)	(0.35)
2000 - C	8.66	0.39	2.27	2.66	(0.30)	—	(0.04)	(0.34)
2000 - Institutional	8.69	0.48	2.30	2.78	(0.40)	—	(0.04)	(0.44)
2000 - Service	8.69	0.44	2.30	2.74	(0.35)	—	(0.04)	(0.39)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

					Ratios assuming no
					expense reductions

				Ratio of	Ratio of	Ratio of
		Net assets	Ratio of	net investment	total	net investment
Net asset		at end of	net expenses	income	expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(a)	(in 000s)	net assets	net assets	net assets	net assets	rate

$17.29	34.28%	$277,873	1.44%	1.92%	1.62%	1.74%	30%
17.34	33.24	24,452	2.19	1.12	2.28	1.03	30
17.22	33.26	18,410	2.19	1.13	2.28	1.04	30
17.34	34.76	232,525	1.04	2.34	1.13	2.25	30
17.37	34.15	2,496	1.54	2.19	1.63	2.10	30

13.98	39.25	189,164	1.44	3.37	1.81	3.00	17
14.04	38.27	19,728	2.19	2.58	2.31	2.46	17
13.95	38.24	13,732	2.19	2.62	2.31	2.50	17
14.02	39.90	125,388	1.04	3.81	1.16	3.69	17
14.05	39.24	130	1.54	3.78	1.66	3.66	17

10.53	2.91	123,487	1.45	4.08	1.84	3.69	37
10.57	2.12	14,256	2.20	3.61	2.34	3.47	37
10.51	2.11	9,072	2.20	3.56	2.34	3.42	37
10.55	3.31	76,792	1.05	4.53	1.19	4.39	37
10.57	2.78	30	1.55	3.97	1.69	3.83	37

10.85	6.75	144,286	1.44	3.36	1.83	2.97	50
10.90	5.98	7,559	2.19	2.71	2.33	2.57	50
10.84	6.13	5,594	2.19	2.74	2.33	2.60	50
10.87	7.16	74,923	1.04	3.75	1.18	3.61	50
10.90	6.83	2	1.54	3.32	1.68	3.18	50

11.00	31.86	122,964	1.44	4.43	1.99	3.88	49
11.05	31.04	5,355	2.19	3.93	2.49	3.63	49
10.98	31.14	2,991	2.19	3.90	2.49	3.60	49
11.03	32.45	74,125	1.04	4.89	1.34	4.59	49
11.04	31.99	2	1.34	4.46	1.84	4.16	49

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Tollkeeper Fund (formerly, Goldman Sachs Internet Tollkeeper Fund), Goldman Sachs CORE Tax-Managed Equity Fund and Goldman Sachs Real Estate Securities Fund (three of the funds comprising the Goldman Sachs Trust) (the “Funds”), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Tollkeeper Fund, Goldman Sachs CORE Tax-Managed Equity Fund and Goldman Sachs Real Estate Securities Fund at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 9, 2005

 GOLDMAN SACHS SPECIALTY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2004

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Tollkeeper Fund				CORE Tax-Managed Equity Fund				Real Estate Securities Fund

				Expenses Paid				Expense				Expenses Paid
	Beginning	Ending		for the	Beginning	Ending		Paid for the	Beginning	Ending		for the
	Account Value	Account Value		6 months ended	Account	Account Value		6 months ended	Account	Account Value		6 months ended
Share Class	7/1/04	12/31/04		12/31/04*	Value 7/1/04	12/31/04		12/31/04*	Value 7/1/04	12/31/04		12/31/04*

Class A
Actual	$1,000.00	$1,116.30		$7.95	$1,000.00	$1,111.30		$6.32	$1,000.00	$1,263.80		$8.21
Hypothetical 5% return	1,000.00	1,017.62	+	7.58	1,000.00	1,019.15	+	6.04	1,000.00	1,017.89	+	7.32

Class B
Actual	1,000.00	1,111.80		11.92	1,000.00	1,107.10		10.28	1,000.00	1,258.80		12.44
Hypothetical 5% return	1,000.00	1,013.85	+	11.37	1,000.00	1,015.38	+	9.83	1,000.00	1,014.12	+	11.09

Class C
Actual	1,000.00	1,110.30		11.91	1,000.00	1,107.40		10.28	1,000.00	1,259.20		12.45
Hypothetical 5% return	1,000.00	1,013.85	+	11.37	1,000.00	1,015.38	+	9.83	1,000.00	1,014.12	+	11.10

Institutional
Actual	1,000.00	1,118.20		5.83	1,000.00	1,113.70		4.21	1,000.00	1,267.00		5.94
Hypothetical 5% return	1,000.00	1,019.63	+	5.56	1,000.00	1,021.16	+	4.02	1,000.00	1,019.90	+	5.29

Service
Actual	1,000.00	1,115.10		8.49	1,000.00	1,110.90		6.84	1,000.00	1,263.70		8.81
Hypothetical 5% return	1,000.00	1,017.11	+	8.09	1,000.00	1,018.66	+	6.54	1,000.00	1,017.36	+	7.85

*	Expenses for each share class are calculated using each fund’s expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2004. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Tollkeeper Fund	1.50%	2.25%	2.25%	1.10%	1.60%
CORE Tax-Managed Equity Fund	1.19	1.94	1.94	0.79	1.29
Real Estate Securities Fund	1.44	2.19	2.19	1.04	1.55

+	Note: hypothetical expenses are based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 62	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

John P. Coblentz, Jr. Age: 63	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Mary P. McPherson Age: 69	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Wilma J. Smelcer Age: 55	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Lawson Products Inc. (distributor of industrial products).

Richard P. Strubel Age: 65	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees (Unaudited)

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

*Kaysie P. Uniacke Age: 44	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies). President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies). Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).	63	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2004, the Trust consisted of 57 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address And Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 44	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 39	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Specialty Funds — Tax Information (Unaudited)

For the year ended December 31, 2004, 100% and 0.41% of the dividends paid from net investment company taxable income by the CORE Tax-Managed Equity Fund and Real Estate Securities Fund, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Real Estate Securities Fund designated $30,725,804 as capital gain dividends paid during its year ended December 31, 2004.

For the year ended December 31, 2004, 100% and 7.67% of the dividends paid from net investment company taxable income by the CORE Tax-Managed Equity Fund and Real Estate Securities Fund, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, Goldman Sachs Asset Management, L.P. and other units of the Investment Management Division of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $451.3 billion in assets under management as of December 31, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
DOMESTIC EQUITY
FIXED INCOME
MONEY MARKET
Higher Risk/Return
Lower Risk/Return
ASSET ALLOCATION PORTFOLIOS
SPECIALTY

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN , SACHS & CO. Distributor and Transfer Agent OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1- 800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The Goldman Sachs Tollkeeper, CORESM Securities Tax-Managed Equity and Real Estate Funds’ participation in the initial public offering (IPO) market during their initial start-up phase may have had a magnified impact on the Funds’ performance because of their relatively small asset bases at start-up. As the Funds’ assets grow, it is probable that the effect of IPO investments on the Funds’ performance will not be as significant. Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Goldman Sachs Tollkeeper Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund is subject to greater risk of loss as a result of adverse economic business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund invests in “Tollkeeper” companies, and its net asset value may fluctuate substantially over time. Because the Fund concentrates its investments in Tollkeeper companies, the Fund’s performance may be substantially different from the returns of the broader stock market and of “pure” Internet funds. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Fund’s past returns have been positive. An investment in the Goldman Sachs Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with concentrating its investments in the real estate industry in general and may be suitable only for those investors who are financially able to assume greater risk and share price volatility than presented by funds that do not concentrate in the real estate industry. Of course, no assurance can be offered that the Goldman Sachs CORESM Tax-Managed Equity Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. Withdrawals from the Fund are taxable. Since the Fund features tax-managed strategies, it may not be a suitable investment for IRAs or other tax-exempt or tax-deferred accounts. Potential investors are strongly encouraged to consult with their tax advisors to determine whether a tax-managed product is suitable for their investment portfolio. Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Goldman Sachs Tollkeeper FundSM and CORESM Tax-Managed Equity Fund are registered service marks of Goldman, Sachs & Co. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: March 1, 2005 05-330 SFAR / SPECAR / 95.5K / 03-05

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2004	2003	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$717,800	$668,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$450,500	$342,000	Financial statement audits

Audit-Related Fees

• PwC	$198,800	$138,500	Other attest services

• E&Y	$0	$0

Tax Fees

• PwC	$175,900	$175,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$84,850	$75,650	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns
All Other Fees	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2004	2003	Description of Services Rendered
Audit-Related Fees

• PwC	$683,000	524,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• E&Y	$0	0

Tax Fees

• PwC	$0	0

• E&Y	$0	0

All Other Fees

• PwC	$23,500	0	Review of fund merger documents.

• E&Y	$18,000	6,000	Review of fund merger documents and access to an online accounting reference tool for certain employees of the Trust’s distributor, respectively.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Goldman Sachs Trust by PricewaterhouseCoopers LLP for the 12 months ended November 26, 2004 and November 28, 2003 were approximately $374,700 and $314,400, respectively. The aggregate non-audit fees billed to the Goldman Sachs Trust’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 26, 2004 and November 28, 2003 were approximately $3.9 million and $4.2 million, respectively. The 2003 and 2004 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

The aggregate non-audit fees billed to the Goldman Sachs Trust by Ernst & Young LLP for the 12 months ended December 31, 2004 and December 31, 2003 were approximately $84,850 and $75,650, respectively. The aggregate non-audit fees billed to the Goldman Sachs Trust’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2004 and December 31, 2003 were approximately $34.5 million and $30.9 million, respectively. The 2003 and 2004 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — The Goldman Sachs Trust’s audit committee has considered whether the provision of non-audit services to the Goldman Sachs Trust’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 24, 2005

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	February 24, 2005